Exhibit 10.13

[*] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECOND AMENDMENT TO

AMENDED AND RESTATED LICENSE AGREEMENT

This Second Amendment (this “Amendment”) to the Amended and Restated License Agreement between Control Delivery Systems, Inc (now known as pSivida US, Inc., via reincorporation of pSivida, Inc. predecessor of Control Delivery Systems, Inc., via merger) and Bausch & Lomb Incorporated dated as of December 9, 2003, as amended (the “License Agreement”) is entered into as of August 1, 2009 (the “Amendment Effective Date”). In consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the Parties agree as follows:

1.	Definitions. All capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the License Agreement.

2.	Amendments to License Agreement.

(a) Effective as of the Amendment Effective Date, Exhibit 1.23(a) of the License Agreement is hereby deleted in its entirety and replaced by the following:

Exhibit 1.23(a)

Licensed Patents, Patent Applications and IDFs

[*]

(b) Effective as of the Amendment Effective Date, Exhibit 1.23(b) of the License Agreement is hereby deleted in its entirety and replaced by the following:

Exhibit 1.23(b)

Excluded Patents, Patent Applications and IDFs

[*]

3.	Reaffirmation. Except as amended hereby, the License Agreement shall remain in full force and effect and is hereby reaffirmed by the Parties. This Amendment contains the entire agreement between the Parties with respect to the matters contemplated by this Amendment.

4.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which when taken together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed by its duly authorized officer or representative.

BAUSCH & LOMB INCORPORATED		PSIVIDA US, INC.

By:	/S/ A. ROBERT D. BAILEY	By:	/S/ LORI FREEDMAN
Printed Name:	A. Robert D. Bailey	Printed Name:	Lori Freedman
Title:	Corporate VP and General Counsel	Title:	VP Corporate Affairs, General Counsel & Secretary